UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-05308
                                                     ---------

                   PERRITT MICROCAP OPPORTUNITIES FUND, INC.
                   -----------------------------------------
               (Exact name of registrant as specified in charter)

              10 S. RIVERSIDE PLAZA, SUITE 1520, CHICAGO, IL 60606
              ----------------------------------------------------
              (Address of principal executive offices) (Zip code)

   MR. MICHAEL CORBETT, 10 S. RIVERSIDE PLAZA, SUITE 1520, CHICAGO, IL 60606
   --------------------------------------------------------------------------
                    (Name and address of agent for service)

                                 1-800-332-3133
                                 --------------
               Registrant's telephone number, including area code

Date of fiscal year end: OCTOBER 31, 2004
                         ----------------

Date of reporting period:  APRIL 30, 2004
                           --------------

ITEM 1. REPORT TO STOCKHOLDERS.
------------------------------

                                   Perritt
                       Microcap Opportunities Fund, Inc.

SEMI-ANNUAL REPORT
APRIL 30, 2004
(UNAUDITED)

The Perritt MicroCap Opportunities Fund invests in a diversified portfolio of equity securities that at the time of purchase have a market capitalization (equity market value) of $400 million or less. The Fund seeks micro-cap companies that management believes have the potential for long-term capital appreciation based on superior or niche products or services, favorable operating characteristics, superior management, and/or other exceptional factors. Investors should expect the Fund to contain a mix of both value and growth stocks.

                               PORTFOLIO MANAGERS

Dr. Gerald W. Perritt and Michael Corbett share the portfolio management duties of the Fund. Dr. Perritt received a doctorate in finance and economics from the University of Kentucky in 1974. He has taught courses in investments and finance at a number of colleges and universities and has authored several books on investing. Mr. Corbett joined the firm in 1990 as a research analyst. He was appointed co-manager of the Fund in 1996 and Fund President in 1999. A graduate of DePaul University, Mr. Corbett has been a contributor to several investment books and newsletters.

PRESIDENT'S MESSAGE

The Perritt MicroCap Opportunities Fund posted a 10.5 percent gain during the first six months of fiscal 2004 (ended April 30). During this six month period, the Fund's benchmark, the Russell 2000 Index, appreciated 6.5 percent. A more detailed report of the Fund's long-term performance results can be found on page five of this report.

During the past six months, we sold thirteen positions from the Fund. Six of those positions were sold after they reached our price targets. These companies include: Aeroflex (ARXX), China Yuchai (CYD), Coeur d'Alene Mines (CDE), Home Federal (HOMF), Internet Security Systems (ISSX), and Navigant Consulting (NCI). Five other positions were sold due to disappointing operating results. These companies include: Concord Camera (LENS), D&K Healthcare (DKWD), Gadzooks
(GADZ), Osteotech (OSTE), and Starcraft (STCR). The stocks of two companies were sold after receiving buyout offers. HSPC (HDR) received a buyout offer from General Electric (GE), which resulted in a 100 percent premium from our original investment. Monolithic Systems (MOSY) received a buyout offer from Synopsys
(SNPS), which represented nearly a 100 percent premium from our original investment. We liquidated our entire investment in Monolithic Systems before Synopsys cancelled their buyout proposal. We are in the process of liquidating our investment in Edelbrock (EDEL). The company's Chairman, President and Chief Executive Officer, O. Victor Edelbrock, has presented a proposal to the company's board of directors to take the company private. While our analysis indicates that the company's stock is undervalued at the buyout offer, we are pleased with a 35 percent premium from our original purchase price.

As of April 30, 2004, the Fund's portfolio contained the common stocks of 144 companies, 32 of which were added during the year. Descriptions of the Fund's 10 largest holdings can be found on page six of this report. Based on our earnings estimates, the Fund's portfolio is trading at 16 times 2004 earnings and slightly more than 12 times 2005 earnings. The average stock in the portfolio is priced at 1.1 times revenue and the median market capitalization is approximately $150 million. Given the recent revenue and earnings growth of the companies in the Fund's portfolio and our expectations regarding nearterm growth prospects, we believe that the Fund's portfolio is very attractively priced.

Slightly more than two-thirds of the companies in the Fund's portfolio have reported audited first quarter financial results. On average, these companies reported a 25 percent year-over-year revenue gain and a 35 percent year-over-year increase in net income. After reviewing these recent reports and discussing the results with operating management, we have an increased confidence level in the ability of these firms to continue to expand earnings and revenues in the quarters ahead. The Fund's portfolio is packed with what we believe are very exciting growth companies that have interesting niche businesses. These companies are run by the most interesting and dynamic managers that we have ever met.

If you have any questions or comments about this report or your investment in the Perritt MicroCap Opportunities Fund, please call us toll-free at (800)331-8936 or visit our web site at www.perrittcap.com. Please refer to the prospectus for information about the Fund's investment objective and strategies. Perritt Capital Management and its employees wish to thank our loyal shareholders and to welcome those that have invested in the Fund only recently. We appreciate the trust you have placed in us to assist you in achieving your long-term investment objectives.

Michael J. Corbett
President

                             WHY WE VALUE "VALUE"

Although a number of mutual fund data services categorize the Perritt MicroCap Opportunities Fund as a "blend" fund (i.e., its portfolio consists of both growth stocks and value stocks), the Fund's portfolio managers have always favored value stocks over growth stocks. Of course, like beauty, value is often in the eyes of the beholder. Thus, you will frequently find a number of stocks residing in the portfolios of both growth investors and value investors.

However, there are marked differences between growth and value stocks. Generally, growth stocks are those of companies that have experienced or are expected to experience double-digit percentage annual growth in revenues, earnings and assets. These companies earn high returns on equity and often sell at lofty multiples of revenues, earnings and book values. On the other hand, value stocks sport more modest annual growth rates, have lower debt ratios, and often pay cash dividends. The stocks of these companies frequently sell at below market multiples of revenues, earnings and book values.

While I could cite several reasons why I favor value stocks over growth stocks, the most compelling is that when it comes to long-run investment returns, portfolios of value stocks handily beat portfolios of growth stocks. Here is a bit of the historical record.

In the latest edition of the Stocks, Bonds, Bills and Inflation Yearbook, Ibbotson Associates report the returns of various style portfolios from 1969 through 2003. During this 35-year period, growth stocks (defined as those with above-average price-to-book-value ratios) returned 9.3% compounded annually, while value stocks (those with below-average price-to-book-value ratios) provided an 11.6% compound annual return. While impressive, even more dramatic is the return differential between small company value and growth stocks. Small company growth stocks returned 9.2% annually during the period while small company value stocks returned a whopping 15.2% a year. Furthermore, the differential favoring small company value stock portfolios was not confined to this relatively short period in history. Using a slightly different methodology to categorize stocks as growth and value, Eugene Fama and Kenneth French examined investment returns from 1927 through 2003. They found that growth stocks returned an average of 9.1% annually versus a 12.1% annual return for value stocks. During this period, small company stocks outperformed the Standard & Poor's 500 Index (12.7% versus 10.4%) and small company value stocks provided the greatest compound annual returns (14.7%).

To underscore the difference in returns favoring small value stocks, consider the fact that $1 invested in the S&P 500 Index in 1927 would have grown to $2,285 by the end of 2003. A similar investment in small company stocks would have grown to $10,954 while a $1 investment in small company value stocks would have ballooned to $34,445. Of course, value stock returns don't top growth stock returns every year. In fact, value stocks performed rather poorly relative to growth stocks during the technology led stock market of the 1990s.

Why does value trump growth? Several academic studies of stock price performance indicate that investors overreact to bad news and underreact to good news. Thus, when a company reports negative news, investors tend to drive down the company's stock price well below its intrinsic value. Over time, stock price tends to move back toward intrinsic value as investors reevaluate improving prospects for these undervalued companies. On the other hand, growth stocks usually have high expectations built into them, thus the reporting of good news is accompanied by less upside price action than is the case for beaten down value stocks. This line of reasoning also explains the relatively better performance of small value stocks versus large value stocks. Because of limited liquidity small company stock prices react even more negatively to bad news and thus the differential between their prices and intrinsic value is magnified. Thus, the eventual rebound in price is much more pronounced for small company value stocks than is the case for the more liquid large company value stocks.

The Perritt MicroCap Opportunities Fund was founded on the belief that the stocks of small companies have the potential to outperform the stocks of larger companies and that a value-oriented portfolio could outperform most growth-oriented portfolios over the longer run. This is the underlying philosophy that has guided the Fund's stock selection process in the past and the philosophy that will govern the stock selection process in the future. Although a small company value portfolio might not be suitable for all investors, we believe that there is a place for this investment style in the portfolios of all long-term oriented capital appreciation seeking investors.

Dr. Gerald W. Perritt, President
Perritt Capital Management

                                  PERFORMANCE

                   PERRITT MICROCAP OPPORTUNITIES FUND, INC.
                   VERSUS RUSSELL 2000 INDEX (APRIL 30, 2004)

Date         Perritt MicroCap Opportunities Fund, Inc.       Russell 2000 Index
----         -----------------------------------------       ------------------
10/31/93                       10,000                              10,000
10/31/94                        9,892                               9,965
10/31/95                       12,422                              11,794
10/31/96                       14,709                              13,751
10/31/97                       19,997                              17,785
10/31/98                       15,232                              15,679
10/31/99                       13,704                              18,010
10/31/00                       19,308                              21,146
10/31/01                       21,169                              18,460
10/31/02                       21,580                              16,325
10/31/03                       35,665                              23,404
4/30/04                        39,413                              24,935

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund's share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells stocks that have grown in value). The graph and the table do not reflect deduction of taxes on distributions or redemptions of fund shares.

CUMULATIVE TOTAL RETURNS
Periods ended April 30, 2004

                                                     Past           Past           Past           Past           Past
                                                   6 Months        1 Year        3 Years        5 Years        10 Years
                                                   -------         ------        -------        -------        --------
Perritt MicroCap Opportunities Fund, Inc.           10.51%         60.83%         90.29%        151.08%         288.64%
Russell 2000 Index                                   6.54%         42.01%         20.04%         38.09%         154.61%
(reflects no deduction for fees and expenses)
CPI                                                  1.62%          2.29%          6.27%         13.12%          27.54%

Cumulative total returns reflect the Fund's actual performance over a set time period. For example, if you invested $1,000 in a fund that had a 5% return over one year, you would end up with $1,050. You can compare the Fund's returns to the Russell 2000 Index, which currently reflects a popular measure of the stock performance of small companies. CPI is the rate of inflation as measured by the government's consumer price index.

AVERAGE ANNUAL TOTAL RETURNS
Periods ended April 30, 2004

                                                     Past           Past           Past           Past           Past
                                                   6 Months        1 Year        3 Years        5 Years        10 Years
                                                   -------         ------        -------        -------        --------
Perritt MicroCap Opportunities Fund, Inc.           10.51%         60.83%         23.90%         20.19%         14.53%
Russell 2000 Index                                   6.54%         42.01%          6.28%          6.67%          9.80%
(reflects no deduction for fees and expenses)
CPI                                                  1.62%          2.29%          2.05%          2.49%          2.46%

Average annual total returns take the Fund's actual (or cumulative) return and show you what would have happened if the Fund had performed at a constant rate each year.

Total returns and yields are based on past results and are not an indication of future performance.

                              TEN LARGEST HOLDINGS

FLANDERS CORPORATION (FLDR) designs, manufactures and markets air filters and related products and is focused on providing complete environmental filtration systems for end uses ranging from controlling contaminants in residences and commercial office buildings through specialized manufacturing environments for semiconductors and pharmaceuticals. The company's customers include Abbott Laboratories, The Home Depot, Inc., Motorola, Inc., Merck & Co., Inc., Upjohn Co., Wal-Mart Stores, Inc., Westinghouse Electric Corp. and several computer chip manufacturers.

HARVEST NATURAL RESOURCES, INC. (HNR) is an independent energy company engaged in the exploration, development, production and management of oil and gas properties. The Company has acquired and developed significant interests in the Bolivarian Republic of Venezuela and has undeveloped acreage in offshore China. Its producing operations are conducted principally through its 80%- owned Venezuelan subsidiary, Benton-Vinccler, C.A., which operates the South Monagas Unit in Venezuela.

LIFECELL CORPORATION (LIFC) develops and markets biological products for the repair and replacement of damaged or inadequate human tissue in numerous different clinical applications. The Company's proprietary tissue matrix technology removes all cells from the tissue and preserves the tissue without damaging the essential biochemical and structural components necessary for normal tissue regeneration. The Company markets four proprietary human tissuebased products: AlloDerm for plastic reconstructive, general surgical, burn and periodontal procedures; Cymetra, a version of AlloDerm in particulate form, for non-surgical correction of soft tissue defects; Repliform for urologic and gynecologic procedures, and Graft Jacket, an acellular periosteum replacement graft.

HEALTHCARE SERVICES GROUP, INC. (HCSG) provides management, administrative and operating expertise and services to the housekeeping, laundry, linen, facility maintenance and foodservice departments of the healthcare industry. The Company renders its services to approximately 1,500 facilities, including nursing homes, retirement complexes, rehabilitation centers and hospitals, in 43 states and Canada.

LAYNE CHRISTENSEN COMPANY (LAYN) provides drilling services and related products and services in four principal markets: water resources, mineral exploration, geoconstruction and energy. The Company customers include municipalities, industrial companies, mining companies, consulting and engineering firms and oil and gas companies located principally in the United States, Canada, Mexico, Australia, Africa and South America.

MOLDFLOW CORPORATION (MFLO) is a provider of software products and services that increase the speed, efficiency, quality and drive down the cost of the design and manufacture of injection-molded plastic products. Companies use Moldflow's complete suite of products to address plastic part design issues at the earliest possible stage, as well as to maximize productivity and profitability on the manufacturing floor. The Company collaborates with academia, industry and customers worldwide utilizing a complete design-to-manufacture process.

BARRETT BUSINESS SERVICES, INC. (BBSI) is engaged in providing staffing and professional employer organization (PEO) services to a diversified group of customers. The Company's range of services in human resource management include payroll processing, employee benefits and administration, workers' compensation coverage, risk management and workplace safety programs and human resource administration, which includes functions such as recruiting, interviewing, drug testing, hiring, placement, training and regulatory compliance. These services are typically provided through a variety of contractual arrangements, as part of either a traditional staffing service or a PEO service.

THE MIDDLEBY CORPORATION (MIDD) through its subsidiary, Middleby Marshall Inc., is engaged in the design, manufacture, marketing, distribution and service of a line of cooking and warming equipment. The Company's products are used in all types of foodservice operations, including quick-service restaurants, full-service restaurants, retail outlets, hotels and other institutions. Its customers include fast food or quick-service restaurants, full-service restaurants that include casual-theme restaurants, retail outlets such as convenience stores, supermarkets, department stores and public and private institutions, such as hotels, resorts, schools, hospitals, long-term care facilities, correctional facilities, stadiums, airports and government agencies.

AIR METHODS CORPORATION (AIRM) provides air medical emergency transport services and systems throughout the United States. The company's Community-Based Model
(CBM) provides air medical transportation services in 14 states, while its Hospital-Based Model (HBM) provides air medical transportation services to hospitals located in 27 states, plus Puerto Rico, under operating agreements with original terms, ranging from one to 10 years. Under both CBM and HBM operations, the Company transports persons requiring intensive medical care, from either the scene of an accident or general care hospitals, to highly skilled trauma centers or tertiary care centers.

OPTION CARE, INC. (OPTN) provides pharmacy services to patients with acute and chronic conditions at the patient's home or at other alternate-site settings such as physicians' offices. These services are performed under contractual agreements with managed care organizations and other payers through which the Company provides home infusion therapy, specialty pharmacy services and other related healthcare services. The Company derives most of its revenue from third-party payers such as managed care organizations, insurance companies, self-insured employers and Medicare.

                            SCHEDULE OF INVESTMENTS
                           April 30, 2004 (Unaudited)

     Shares    COMMON STOCKS - 88.2%                                     Value

               AIR TRANSPORT - 1.1%
    248,000    Air Methods Corporation* <F1>                      $  1,996,400
                                                                  ------------

               BIOTECHNOLOGY - 3.9%
     40,000    Bradley Pharmaceuticals, Inc.* <F1>                   1,048,800
    183,010    Hycor Biomedical Inc.* <F1>                             990,084
    270,000    LifeCell Corporation*<F1>                             2,430,000
    145,000    Maxim Pharmaceuticals, Inc.* <F1>                     1,160,000
    240,600    Trinity Biotech PLC - ADR*<F1>                          726,612
    150,000    Vasogen Inc.* <F1>                                      832,500
     62,000    Zila, Inc.* <F1>                                        316,820
                                                                  ------------
                                                                     7,504,816
                                                                  ------------

               BUILDING MATERIALS - 0.6%
     78,000    Metal Management, Inc.* <F1>                          1,131,000
                                                                  ------------

               BUSINESS SERVICES - 7.9%
    155,500    Barrett Business Services, Inc.* <F1>                 2,138,125
    160,000    Carlisle Holdings Limited*<F1>                        1,142,240
    129,000    CellStar Corporation*<F1>                               899,130
    418,000    EDGAR Online, Inc.* <F1>                                484,880
     46,000    Exponent, Inc.* <F1>                                  1,151,380
     94,000    Integrated Electrical Services, Inc.* <F1>              916,500
     83,000    The Keith Companies, Inc.* <F1>                       1,182,667
    275,000    Modtech Holdings, Inc.* <F1>                          1,946,450
    174,000    Rentrak Corporation*<F1>                              1,562,520
    140,000    Team, Inc.* <F1>                                      1,855,000
     39,000    World Fuel Services Corporation                       1,650,480
                                                                  ------------
                                                                    14,929,372
                                                                  ------------

               CHEMICALS AND RELATED PRODUCTS - 1.0%
    139,000    Aceto Corporation                                     1,901,520
                                                                  ------------

               COMPUTERS AND ELECTRONICS - 2.4%
    121,600    COMARCO, Inc.* <F1>                                     926,592
     63,100    Maxwell Technologies, Inc.* <F1>                        920,629
    105,000    Rimage Corporation*<F1>                               1,576,050
    150,000    White Electronics Designs Corporation*<F1>            1,087,500
                                                                  ------------
                                                                     4,510,771
                                                                  ------------

               CONSUMER PRODUCTS - MANUFACTURING - 17.0%
    115,000    AMX Corporation*<F1>                                  1,185,650
    192,000    Ashworth, Inc.* <F1>                                  1,632,000
     94,500    Boston Acoustics, Inc.                                  992,250
    115,000    BriteSmile, Inc.* <F1>                                1,314,450
    182,500    Compex Technologies, Inc.* <F1>                       1,061,420
     50,000    Concord Camera Corp.* <F1>                              252,500
    115,000    Culp, Inc.* <F1>                                        990,150
     35,000    Deckers Outdoor Corporation*<F1>                        937,650
     45,000    Del Laboratories, Inc.* <F1>                          1,283,400
     70,000    Edelbrock Corporation                                 1,039,850
    101,000    Equity Marketing, Inc.* <F1>                          1,515,000
     36,000    Flexsteel Industries, Inc.                              784,476
     53,000    Haggar Corp.                                          1,040,920
    190,000    Hauppauge Digital, Inc.* <F1>                         1,008,900
     30,000    Helen of Troy Limited*<F1>                              997,500
     41,200    Hooker Furniture Corporation                            938,536
     80,000    Matrixx Initiatives, Inc.* <F1>                         807,200
     85,000    Measurement Specialties, Inc.* <F1>                   1,600,550
     40,000    The Middleby Corporation                              2,025,960
     35,000    Monaco Coach Corporation                                912,450
     40,000    Noble International, Ltd.                             1,132,800
     15,854    Perry Ellis International, Inc.* <F1>                   447,876
     92,000    Q.E.P. Co., Inc.* <F1>                                1,340,440
     69,500    RC2 Corporation*<F1>                                  1,884,145
     96,300    Tandy Brands Accessories, Inc.                        1,261,530
     50,500    Twin Disc, Incorporated                               1,095,345
     79,500    Universal Electronics Inc.* <F1>                      1,118,565
    100,600    Water Pik Technologies, Inc.* <F1>                    1,639,780
                                                                  ------------
                                                                    32,241,293
                                                                  ------------

               CONSUMER SERVICES - 2.6%
    108,689    LESCO, Inc.* <F1>                                     1,461,650
    152,000    PetMed Express, Inc.* <F1>                            1,620,320
    180,000    Stewart Enterprises, Inc.* <F1>                       1,314,000
     20,000    TBC Corporation                                         558,800
                                                                  ------------
                                                                     4,954,770
                                                                  ------------

               ENERGY AND RELATED SERVICES - 8.3%
     53,600    Dawson Geophysical Company*<F1>                         769,589
    502,500    Electric City Corp.* <F1>                               904,500
    200,000    Global Industries, Ltd.* <F1>                         1,200,000
     84,000    GulfMark Offshore, Inc.* <F1>                         1,270,080
    161,300    Layne Christensen Company*<F1>                        2,253,361
    177,000    Matrix Service Company*<F1>                           1,837,260
    154,500    Michael Baker Corporation*<F1>                        1,954,425
    205,000    Newpark Resources, Inc.* <F1>                         1,174,650
    100,000    OMI Corporation                                       1,007,000
    254,600    OMNI Energy Services Corp.* <F1>                      1,502,140
    130,000    Willbros Group, Inc.* <F1>                            1,882,400
                                                                  ------------
                                                                    15,755,405
                                                                  ------------

               ENVIRONMENTAL SERVICES - 1.1%
    329,700    Synagro Technologies, Inc.* <F1>                        989,100
    282,000    Versar, Inc.* <F1>                                    1,156,200
                                                                  ------------
                                                                     2,145,300
                                                                  ------------

               FINANCIAL SERVICES - 1.4%
    151,500    Sanders Morris Harris Group Inc.                      1,855,875
    208,000    U.S. Global Investors, Inc. - Class A*<F1>              748,800
                                                                  ------------
                                                                     2,604,675
                                                                  ------------

               FOOD - 2.4%
    191,850    Landec Corporation*<F1>                               1,208,655
     80,259    Penford Corporation                                   1,310,629
    320,000    Poore Brothers, Inc.* <F1>                            1,040,000
    100,000    SunOpta Inc.* <F1>                                      939,000
                                                                  ------------
                                                                     4,498,284
                                                                  ------------

               LEISURE - 1.2%
     95,200    Monarch Casino & Resort, Inc.* <F1>                   1,395,537
     40,000    Multimedia Games, Inc.* <F1>                            891,200
                                                                  ------------
                                                                     2,286,737
                                                                  ------------

               MEDICAL SUPPLIES AND SERVICES - 10.4%
    193,300    Allied Healthcare Products, Inc.* <F1>                  985,830
     81,000    Cantel Medical Corp.* <F1>                            1,336,500
    164,200    CardioTech International, Inc.* <F1>                    632,170
     22,500    Centene Corporation*<F1>                                753,750
     80,000    CNS, Inc.                                               848,000
     50,000    Curative Health Services, Inc.* <F1>                    580,000
    241,150    DrugMax, Inc.* <F1>                                   1,001,014
    146,250    Healthcare Services Group, Inc.                       2,296,125
     59,000    Horizon Health Corporation*<F1>                       1,364,139
     66,020    Lifeline Systems, Inc.* <F1>                          1,307,856
     64,400    Medical Action Industries Inc.* <F1>                  1,225,596
     27,600    National Dentex Corporation*<F1>                        786,048
    137,000    Option Care, Inc.* <F1>                               1,961,840
     71,500    Psychemedics Corporation                                859,430
     42,000    SFBC International, Inc.* <F1>                        1,535,520
    130,000    Sonic Innovations, Inc.* <F1>                         1,189,500
     23,000    Young Innovations, Inc.                                 802,700
    122,500    ZEVEX International, Inc.* <F1>                         330,750
                                                                  ------------
                                                                    19,796,768
                                                                  ------------

               MILITARY EQUIPMENT - 0.5%
     44,000    The Allied Defense Group, Inc.* <F1>                    872,520
                                                                  ------------

               MINERALS AND RESOURCES - 0.6%
     57,000    Century Aluminum Company*<F1>                         1,128,600
                                                                  ------------

               OIL AND GAS - 2.6%
    167,600    Brigham Exploration Company*<F1>                      1,439,684
    150,000    Harvest Natural Resources, Inc.* <F1>                 2,466,000
     90,000    KCS Energy, Inc.* <F1>                                1,081,800
                                                                  ------------
                                                                     4,987,484
                                                                  ------------

               REAL ESTATE - 1.1%
    148,100    Monmouth Real Estate
                 Investment Corporation - Class A                    1,189,243
     24,200    Tejon Ranch Co.* <F1>                                   842,160
                                                                  ------------
                                                                     2,031,403
                                                                  ------------

               RETAIL - 4.8%
     52,000    Duckwall-ALCO Stores, Inc.* <F1>                        881,400
    107,400    EZCORP, Inc.* <F1>                                    1,291,915
     85,000    Factory Card & Party Outlet Corp.* <F1>               1,105,000
     40,000    Finlay Enterprises, Inc.* <F1>                          774,000
     20,000    MarineMax, Inc.* <F1>                                   570,200
     50,000    Monro Muffler Brake, Inc.* <F1>                       1,188,500
     70,000    REX Stores Corporation*<F1>                           1,001,000
     46,700    Rush Enterprises, Inc. - Class A*<F1>                   603,411
     46,050    Rush Enterprises, Inc. - Class B*<F1>                   610,623
    260,000    Ultimate Electronics, Inc.* <F1>                      1,105,000
                                                                  ------------
                                                                     9,131,049
                                                                  ------------

               SEMICONDUCTOR RELATED PRODUCTS - 0.9%
    202,900    FSI International, Inc.* <F1>                         1,217,400
    360,000    TranSwitch Corporation*<F1>                             579,600
                                                                  ------------
                                                                     1,797,000
                                                                  ------------

               SOFTWARE - 6.3%
     90,000    Aladdin Knowledge Systems*<F1>                        1,839,600
    151,000    American Software, Inc. - Class A                       868,250
    145,000    Captaris Inc.* <F1>                                     801,850
     73,000    Captiva Software Corporation*<F1>                       787,670
    100,000    Evolving Systems, Inc.* <F1>                            401,900
    127,900    MapInfo Corporation*<F1>                              1,413,295
    205,000    Moldflow Corporation*<F1>                             2,248,850
    160,000    Network Engines, Inc.* <F1>                             534,400
    171,000    PLATO Learning, Inc.* <F1>                            1,566,360
     85,000    Tradestation Group Inc.* <F1>                           546,550
    110,000    Tyler Technologies, Inc.* <F1>                        1,038,400
                                                                  ------------
                                                                    12,047,125
                                                                  ------------

               SPECIALTY MANUFACTURING - 4.7%
    134,000    AEP Industries Inc.* <F1>                             1,599,960
     19,800    Checkpoint Systems, Inc.* <F1>                          318,186
    375,000    Flanders Corporation*<F1>                             2,497,500
     51,000    Printronix, Inc.* <F1>                                  705,330
     62,268    Quixote Corporation                                   1,207,999
     30,000    Raven Industries, Inc.                                  975,000
    157,000    RF Monolithics, Inc.* <F1>                            1,455,390
    193,000    Urecoats Industries Inc.* <F1>                          225,810
                                                                  ------------
                                                                     8,985,175
                                                                  ------------

               TELECOMMUNICATIONS - 3.4%
    165,000    Cosine Communications, Inc.* <F1>                       872,850
    109,000    Digi International Inc.* <F1>                         1,059,480
    180,000    Gilat Satellite Networks Ltd.* <F1>                   1,202,400
    196,000    Globecomm Systems Inc.* <F1>                          1,156,400
    387,000    The Management Network
               Group, Inc.* <F1>                                     1,157,130
    200,000    Stratex Networks, Inc.* <F1>                            654,000
     78,968    TeleCommunication
               Systems, Inc. - Class A*<F1>                            440,641
                                                                  ------------
                                                                     6,542,901
                                                                  ------------

               TRANSPORTATION - 2.0%
    105,500    Frozen Food Express Industries, Inc.* <F1>              738,500
    132,000    Transport Corporation of America, Inc.* <F1>            931,920
    111,600    USA Truck, Inc.* <F1>                                 1,272,240
    226,740    World Airways, Inc.* <F1>                               786,787
                                                                  ------------
                                                                     3,729,447
                                                                  ------------
               TOTAL COMMON STOCKS
               (COST $135,541,366)                                 167,509,815
                                                                  ------------

  PRINCIPAL
     AMOUNT    SHORT-TERM SECURITIES - 13.1%

               COMMERCIAL PAPER - 11.1%
 $7,000,000    Galaxy Funding Commercial Paper,
               0.8700%, 05/03/2004                                   7,000,000
  7,000,000    Prudential Funding Inc. Commercial
               Paper, 0.9500%, 05/03/2004                            6,999,650
  7,000,000    U.S. Bank Commercial Paper,
               0.8700%, 05/03/2004                                   7,000,000
                                                                  ------------
                                                                    20,999,650
                                                                  ------------

               VARIABLE RATE DEMAND NOTES - 2.0%
         36    Wisconsin Corporate Center Credit Union
               Demand Note, 0.7700%, 12/31/2031 #<F2>                       36
  3,778,323    U.S. Bank Demand Note,
               0.8500%, 12/31/2031 #<F2>                             3,778,323
                                                                  ------------
                                                                     3,778,359
                                                                  ------------
               TOTAL SHORT TERM SECURITIES
               (Cost $24,778,009)                                   24,778,009
                                                                  ------------
               TOTAL INVESTMENTS
               (COST $160,319,375) - 101.3%                        192,287,824

               LIABILITIES IN EXCESS OF
               OTHER ASSETS - (1.3%)                                (2,456,004)
                                                                  ------------

               TOTAL NET ASSETS - 100.0%                          $189,831,820
                                                                  ------------
                                                                  ------------

*<F1>  Non-income producing security.
ADR American Depository Receipt
#<F2> Denotes variable rate demand notes. Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates shown are as of April 30, 2004.

The accompanying notes to financial statements are an integral part of this schedule.

                            STATEMENT OF OPERATIONS

                             For the Six Months Ended April 30, 2004 (Unaudited)

INVESTMENT INCOME:
     Dividend income                                               $   194,704
     Interest income                                                   117,687
                                                                   -----------
          Total investment income                                      312,391
                                                                   -----------

EXPENSES:
     Investment advisory fee                                           872,290
     Professional fees                                                  46,293
     Shareholder servicing                                              36,681
     Custody fees                                                       31,387
     Fund accounting expenses                                           23,127
     Other                                                              13,695
     Report to shareholders                                             12,978
     State registration fees                                             8,699
     Directors' fees and expenses                                        7,365
     Administration fee                                                  6,000
     Insurance                                                           1,326
                                                                   -----------
     Total expenses                                                  1,059,841
                                                                   -----------

          Net investment loss                                         (747,450)
                                                                   -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
     Realized gain on investments                                    8,940,773
     Change in unrealized appreciation on investments                6,915,957
                                                                   -----------
          Net realized and unrealized gain on investments           15,856,730
                                                                   -----------
     Net Increase in Net Assets Resulting from Operations          $15,109,280
                                                                   -----------
                                                                   -----------

The accompanying notes to financial statements are an integral part of this statement.

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                       For the Six Months       For the Year Ended
                                                                      Ended April 30, 2004       October 31, 2003
                                                                          (Unaudited)
OPERATIONS:
     Net investment loss                                                 $   (747,450)             $   (417,369)
     Net realized gain on investments                                       8,940,773                 5,833,259
     Net increase in unrealized appreciation on investments                 6,915,957                24,279,977
                                                                         ------------              ------------
     Net increase in net assets resulting from operations                  15,109,280                29,695,867
                                                                         ------------              ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
     Net investment income                                                 (3,204,234)                  (99,629)
     Net realized gains                                                    (2,211,649)                 (158,424)
                                                                         ------------              ------------
     Total dividends and distributions                                     (5,415,883)                 (258,053)
                                                                         ------------              ------------

CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares issued
       (3,172,169 and 5,566,645 shares, respectively)                      76,463,464               102,328,075
     Cost of shares redeemed
       (1,335,004 and 856,683 shares, respectively)                       (32,414,922)              (15,222,458)
     Reinvestment of distributions
       (199,672 and 16,433 shares, respectively)                            4,708,272                   243,203
     Redemption fees                                                          102,145                    90,339
                                                                         ------------              ------------
     Net increase in net assets from capital share transactions            48,858,959                87,439,159
                                                                         ------------              ------------
Total increase in Net Assets                                               58,552,356               116,876,973

NET ASSETS:
     Beginning of period                                                  131,279,464                14,402,491
                                                                         ------------              ------------
     End of period*<F7>                                                  $189,831,820              $131,279,464
                                                                         ------------              ------------
                                                                         ------------              ------------
*<F7> Including undistributed net loss                                   $ (6,194,591)             $ (2,242,907)

The accompanying notes to financial statements are an integral part of these statements.

                              FINANCIAL HIGHLIGHTS


                                               Six months ended   For the year ended  For the year ended
                                                April 30, 2004     October 31, 2003    October 31, 2002
                                                 (Unaudited)

Selected Per-Share Data(4)<F6>

Net Asset Value, Beginning of Period                $22.82              $14.02              $13.86
                                                    ------              ------              ------

Income from Investment Operations:
     Net investment loss                             (0.10)(3)<F5>       (0.16)(3)<F5>       (0.16)(3)<F5>
     Net realized and unrealized
       gain (loss) on investments                     2.46                9.16                0.21
                                                    ------              ------              ------
     Total from investment operations                 2.36                9.00                0.05
                                                    ------              ------              ------

Less Dividends and Distributions                     (0.82)              (0.23)              (0.11)
                                                    ------              ------              ------
Redemption Fees                                       0.01                0.03                0.22
                                                    ------              ------              ------

Net Asset Value, End of Period                      $24.37              $22.82              $14.02
                                                    ------              ------              ------
                                                    ------              ------              ------

Total Return                                        10.51%(1)<F3>       65.30%               1.93%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)          $189,832            $131,279             $14,402
Ratio of net expenses to average net assets:         1.21%(2)<F4>        1.44%               1.60%
Ratio of net investment income
  to average net assets:                            (0.85%)(2)<F4>      (0.90%)             (1.00%)
Portfolio turnover rate                              18.1%               32.0%              118.0%



     For the            For the            For the            For the           For the            For the            For the
    year ended         year ended        year ended         year ended         year ended         year ended        year ended
 October 31, 2001   October 31, 2000  October 31, 1999   October 31, 1998   October 31, 1997   October 31, 1996  October 31, 1995


      $14.92             $10.59            $11.77             $17.75             $14.33             $14.17            $11.89
      ------             ------            ------             ------             ------             ------            ------


       (0.13)(3)<F5>      (0.19)(3)<F5>     (0.15)(3)<F5>      (0.17)(3)<F5>      (0.05)             (0.16)            (0.13)

        0.94               4.30             (1.03)             (3.55)              4.78               2.42              3.01
      ------             ------            ------             ------             ------             ------            ------
        0.81               4.11             (1.18)             (3.72)              4.73               2.26              2.88
      ------             ------            ------             ------             ------             ------            ------

       (1.95)                --                --              (2.26)             (1.31)             (2.10)            (0.60)
      ------             ------            ------             ------             ------             ------            ------
        0.08               0.22                --                 --                 --                 --                --
      ------             ------            ------             ------             ------             ------            ------

      $13.86             $14.92            $10.59             $11.77             $17.75             $14.33            $14.17
      ------             ------            ------             ------             ------             ------            ------
      ------             ------            ------             ------             ------             ------            ------

       9.62%             40.89%           (10.03%)           (23.83%)            35.95%             18.56%            25.60%


     $12,979             $9,807            $8,499            $10,173            $24,831             $8,130            $6,729
       1.75%              1.75%             1.72%              1.81%              1.52%              1.92%             2.07%

      (1.00%)            (1.30%)           (1.20%)            (1.10%)            (0.60%)            (1.20%)           (1.00%)
       94.3%              89.2%             53.4%              24.0%              83.1%              58.0%             67.4%

(1)<F3>   Not annualized.
(2)<F4>   Annualized.
(3)<F5> Net investment income (loss) per share has been calculated based on average shares outstanding during the period.
(4)<F6> Information presented related to a share of beneficial interest outstanding for the entire period.

The accompanying notes to financial statements are an integral part of this schedule.

                      STATEMENT OF ASSETS AND LIABILITIES
                           April 30, 2004 (Unaudited)

ASSETS:
     Investments, at value (cost $160,319,375)                    $192,287,824
     Dividends and interest receivable                                  48,110
     Receivable for investments sold                                   560,479
     Receivable for Fund shares issued                                 485,558
     Other assets                                                       27,649
                                                                  ------------
          Total Assets                                             193,409,620
                                                                  ------------

LIABILITIES:
     Payable for investments purchased                               2,638,198
     Payable for fund shares purchased                                 726,376
     Payable to Adviser                                                160,056
     Accrued expenses and other liabilities                             53,170
                                                                  ------------
          Total Liabilities                                          3,577,800
                                                                  ------------
          Total Net Assets                                        $189,831,820
                                                                  ------------
                                                                  ------------

NET ASSETS CONSIST OF:
     Capital stock                                                $150,130,862
     Accumulated net investment loss                                (6,194,591)
     Accumulated undistributed net realized
       gain on investment sold                                      13,927,100
     Net unrealized appreciation on investments                     31,968,449
                                                                  ------------
          Total Net Assets                                        $189,831,820
                                                                  ------------
                                                                  ------------

     Shares outstanding of beneficial interest,
     20,000,000 shares authorized, $0.01 par value                   7,790,871

     Net asset value and offering price per share                 $      24.37
                                                                  ------------
                                                                  ------------

The accompanying notes to financial statements are an integral part of this statement.

                         NOTES TO FINANCIAL STATEMENTS
                           April 30, 2004 (Unaudited)

The Perritt MicroCap Opportunities Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as an open-end diversified management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     A. Listed securities are valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the mean between the latest bid and ask price. Securities traded over-the-counter are valued at the NASDAQ Official Closing Price. Demand notes, commercial paper and U.S. Treasury Bills are valued at amortized cost, which approximates fair value. Investment transactions are recorded no later than the first business day after the trade date. Cost amounts, as reported on the statement of assets and liabilities, are the same for federal income tax purposes.

     B. Net realized gains and losses on securities are computed using the first-in, first-out method.

     C. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

     D. Provision has not been made for federal income tax since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

     E. Dividends to shareholders are recorded on the ex-dividend date.

     F. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY AGREEMENT

        The Fund has an investment advisory agreement with Perritt Capital Management, Inc. ("PCM"), with whom certain officers of the Fund are affiliated. Under the terms of the agreement, the Fund pays PCM a monthly advisory fee at the annual rate of 1% of the daily net assets of the Fund. At April 30, 2004, the Fund had fees due PCM of $160,056.

        The investment advisory agreement requires PCM to reimburse the Fund in the event the Fund's expenses, as a percentage of the average net asset value, exceed the most restrictive percentage, as these terms are defined. The most restrictive percentage for the period ended April 30, 2004 was 1.75%. For the period ended April 30, 2004, no expenses were required to be reimbursed by PCM.

3. INVESTMENT TRANSACTIONS

        Purchases and sales of securities for the period ended April 30, 2004 aggregated $68,764,239 and $26,711,867, respectively.

        At April 30, 2004, unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

        Appreciation                   $41,368,750
        Depreciation                    (9,400,301)
        Net Appreciation               $31,968,449

              For assistance with your existing account, call our
                  Shareholder Service Center at 1-800-332-3133

                               INVESTMENT ADVISOR
                        Perritt Capital Management, Inc.
                       10 S. Riverside Plaza, Suite 1520
                             Chicago, IL 60606-3911
                                  800-331-8936

                            INDEPENDENT ACCOUNTANTS
                      Altschuler, Melvoin and Glasser LLP
                             One South Wacker Drive
                             Chicago, IL 60606-3392

                                 LEGAL COUNSEL
                                Foley & Lardner
                           777 East Wisconsin Avenue
                               Milwaukee,WI 53202

                         CUSTODIAN, TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT
                        U.S. Bancorp Fund Services, LLC
                                  P.O. Box 701
                            Milwaukee,WI 53201-0701

The Fund's Statement of Additional Information contains additional information about the Fund's Directors and is available without charge upon request by calling 1-800-332-3133.

Information regarding how the Fund voted proxies relating to portfolio securities during the twelve months ended October 31, 2004, will be available after December 31, 2004 on or through the Fund's website and on the SEC's website.

                               WWW.PERRITTCAP.COM
                       FUND UPDATES ON THE WORLDWIDE WEB

A portion of the Perritt Capital Management, Inc. website is devoted to the Perritt MicroCap Opportunities Fund, Inc. The Fund's portfolio holdings are periodically updated and portfolio managers Dr. Gerald W. Perritt and Michael Corbett comment on the financial markets and on changes in the Fund's portfolio. In addition, news and notes regarding the Fund's current holdings are posted periodically so that Fund shareholders can keep abreast of the factors affecting the Fund's performance. Also included are the Fund's annual and semi-annual financial reports and an updated Fund prospectus.

                      PERRITT MICROCAP OPPORTUNITIES FUND
                             DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of Perritt Capital Management, Inc. "Inside" Directors are officers of Perritt Capital Management. The Board of Directors elects the fund's officers, who are listed below. The business address of each director and officer is 10 South Riverside Plaza, Suite 1520, Chicago, IL 60606.

NAME AND AGE               TERM OF OFFICE         PRINCIPAL OCCUPATION                                      OTHER DIRECTORSHIPS
                           LENGTH OF SERVICE      LAST FIVE YEARS                                              HELD BY DIRECTOR
                                                                                                                     OR OFFICER

INDEPENDENT DIRECTORS

Dianne C. Click, 41        Indefinite Term        Ms. Click is a licensed Real Estate Broker                               None
                           8 years                in the state of Montana. She recently started her
                                                  own real estate sales company, Bozeman Broker Group,
                                                  in April 2004. She has been licensed in the state of
                                                  Montana since 1995. Prior to her real estate business,
                                                  she was a marketing consultant to financial
                                                  management companies.

David S. Maglich, 47       Indefinite Term        Mr. Maglich is a Shareholder with                                        None
                           15 years               the law firm of Fergeson, Skipper, et. al.
                                                  in Sarasota, Florida and has been
                                                  employed with such firm since April 1989.

INSIDE DIRECTOR

Gerald W. Perritt, 61      Indefinite Term        Dr. Perritt has been a director of the Fund                              None
                           16 years               since its inception in August 1987 and
                                                  Vice President since November 1999.
                                                  Prior thereto he served as President of
                                                  the Fund. He has served as President of
                                                  Perritt Capital Management since its
                                                  inception in 1987.

OFFICERS

Michael J. Corbett, 38     One-Year Term          Mr. Corbett has been President and                                       None
                           12 years               Treasurer of the Fund since November
                                                  1999. He has served as a Vice President
                                                  of the Fund from March 1991 until November
                                                  1999 and has been Vice President of
                                                  Perritt Capital Management since February 1997.

Gerald W. Perritt, 61      One-Year Term          Dr. Perritt has been a director of the Fund                              None
                           16 years               since its inception in August 1987 and Vice
                                                  President since November 1999. Prior thereto
                                                  he served as President of the Fund. He has served
                                                  as President of Perritt Capital Management since
                                                  its inception in 1987.

Robert A. Laatz, 59        One-Year Term          Mr. Laatz has been a Vice President of the Fund                          None
                           6 years                since November 1997, Secretary since November
                                                  1998 and an associate since May 1997.

                                No Sales Charges

                           No Redemption Charges*<F8>

                                 No 12b-l Fees

                        Minimum Initial Investment $1000

                      IRA Minimum Initial Investment $250

                           Dividend Reinvestment Plan

                           Systematic Withdrawal Plan

                           Automatic Investment Plan

                          Retirement Plans Including:
                           o IRA     o Keogh
                           o SEP     o Roth IRA
                           o 403b    o Education IRA

       *<F8> 2% redemption fee imposed for shares held less than 90 days

                                   Perritt
                       Microcap Opportunities Fund, Inc.

         10 South Riverside Plaza o Suite 1520 o Chicago, IL 60606-3911
              Tel 312-669-1650 o 800-331-8936 o Fax: 312-669-1235
        E-mail: PerrittCap@PerrittCap.com o Web Site: www.PerrittCap.com

This report is authorized for distribution only to shareholders and others who have received a copy of the prospectus of the Perritt MicroCap Opportunities Fund, Inc.

ITEM 2. CODE OF ETHICS.
-----------------------

Not applicable for semi-annual reports.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

Not applicable for semi-annual reports.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

Not applicable for semi-annual reports.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to open-end investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Not applicable for periods ending before July 9, 2004.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to open-end investment companies.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
---------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASES.
---------------------------------

Not applicable to open-end investment companies.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
------------------------------------------------------------

Not Applicable.

ITEM 10. CONTROLS AND PROCEDURES.
---------------------------------

(a) The Registrant's President and Treasurer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "1940 Act")) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no significant changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.
-----------------

(a) (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable for semi-annual reports.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     (Registrant)  Perritt MicroCap Opportunities Fund, Inc.
                   -------------------------------------------------------------

     By (Signature and Title) /s/ Michael J. Corbett
                              --------------------------------------------------
                              Michael J. Corbett, President

     Date   June 18, 2004
            ------------------------------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By (Signature and Title)*<F9> /s/ Michael J. Corbett
                                   ---------------------------------------------
                                   Michael J. Corbett, President

     Date   June 18, 2004
            ------------------------------------------------

     By (Signature and Title)*<F9> /s/ Michael J. Corbett
                                   ---------------------------------------------
                                   Michael J. Corbett, Treasurer

     Date   June 18, 2004
            ------------------------------------------------

*<F9> Print the name and title of each signing officer under his or her signature.